UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 30, 2006

ICON HEALTH & FITNESS INC.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  333-93711

DELAWARE	87-0531206
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1500 South 1000 West
Logan, UT, 84321
(Address and zip code of principal executive offices)

(435) 750-5000
(Registrant's telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05	Costs Associated with Exit or Disposal Activities

Logan, Utah, May 30, 2006 - ICON Health & Fitness, Inc. (the "Company") today announced that it has engaged DJM Asset Management, LLC ("DJM Asset Management") to advise the Company on the disposition of its retail store operations and lease locations throughout the United States. In this role, the Company and DJM Asset Management are marketing approximately 67 stores for sublease, assignment or other disposition.

As a result of management’s review of its business strategies, plans and operations, on May 30, 2006, management determined that it will discontinue its retail store operations. The Company expects its retail store operations to cease by the end of the second quarter of fiscal 2007. At this time, the Company is unable in good faith to make a determination of the costs associated with discontinuing its retail store operations or an estimate of the amount or the range of amounts expected to be incurred in connection with discontinuing its retail store operations or the amount or the range of amounts of charges that will result in future cash expenditures. The Company will file an amended report on Form 8-K within four business days after it makes a determination of such costs and estimates or range of estimates.

DJM Asset Management, a Gordon Brothers Group company, is a diversified real estate consulting and advisory firm. DJM Asset Management purchases, evaluates, restructures, disposes of and facilitates the acquisition of all types of real estate both nationally and internationally.

This current report on Form 8-K includes certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. When used in this Form 8-K, the words “may,” “will,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue” or similar expressions identify forward-looking statements. These risks and uncertainties include the possibility of changes or fluctuations in global economic conditions; currency exchange rates; product demand and industry capacity; competitive products and pricing; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; the mix of sales between high margin and low margin products; possible disruption in commercial activities due to terrorist activity and armed conflict; ability to obtain financing and capital on commercially reasonable terms; acquisition and divestiture activities; the level of excess or obsolete inventory; the ability to enforce patents; product and components performance issues; and litigation. These and other risk factors are identified in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the day that they are made, and the Company undertakes no obligation to update them in light of new information or future events.

SIGNATURE

ICON HEALTH & FITNESS, INC.

By: /s/ S. Fred Beck

Name: S. Fred Beck
Title: Chief Financial Officer
Date: May 30, 2006

EXHIBIT INDEX

Exhibit Number	Description

None

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